Item 1: Report to Shareholders

Small-Cap Stock Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Fellow Shareholders

After six years of outperforming the S&P 500 Index, small-caps have paused in their race against large-cap shares. The Russell 2000 Index of small-cap stocks declined 1.25% in the first half of 2005, just a bit behind large-caps over the period. Indeed, only a sharp second-quarter rally kept small-caps from further underperforming their larger counterparts. The biggest contributors to small-cap returns included energy shares, which powered ahead 23%, driven by surging oil and gas prices. Investors also took a more cautious stance, rewarding holdings in utilities with a nearly 10% gain. Surprisingly, real estate investment trusts (REITs) continued to advance, as investors looking for higher yields drove REITs almost 14% higher in the second quarter alone. The losing sectors for the Russell 2000 were technology, which declined more than 10%, and the once-hot materials sector, which fell nearly 9% after a blistering run.

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
Small-Cap Stock Fund	-1.01%	9.70%
Small-Cap Stock Fund–
Advisor Class	-1.07	9.51
Russell 2000 Index	-1.25	9.45
Lipper Small-Cap Core
Funds Index	-0.16	9.67
S&P 500 Stock Index	-0.81	6.32

Your fund returned -1.01% during the first half of 2005, modestly outperforming the unmanaged Russell 2000 Index. (Returns for Advisor Class shares were slightly lower, reflecting their higher expense ratio.) Excellent stock selection in health care plus our large energy weighting aided results relative to the index and more than offset poor stock selection in industrials and a significant underweight in both utilities and REITs. With the average REIT well above typical valuation measures, we chose to underweight this sector—not a winning strategy thus far in 2005.

ENVIRONMENT

Where does this leave us at midyear? The U.S. economy is facing head-winds from rising energy prices and a Fed-driven increase in short-term rates. This is offset by strong housing spending, a still-buoyant economy, and liquid corporate balance sheets that should bode well for future capital spending. We remain sanguine in our outlook for the overall economy and the equity markets.

What is less clear is the future relative performance of small-caps. We are very late in what would be a typical small-cap cycle. As the table shows, small-cap value shares have had a tremendous period of outperformance relative to growth stocks, but now seem especially vulnerable to weaken versus their growth counterparts. Whether small-cap growth shares can power the Russell 2000 ahead of the S&P 500 in 2005 remains an open question. We’ll discuss this more in our outlook section.

GROWTH VS. VALUE

Periods Ended 6/30/05	6 Months	12 Months
Russell 2000 Growth Index	-3.58%	4.29%
Russell 2000 Value Index	0.90	14.39

INVESTMENT REVIEW

After underweighting health care for several years, we began spotting interesting investment opportunities in the sector last summer. Perhaps jitters over election-year health care politics helped dampen investor outlook. Certainly, the well-publicized pharmaceutical recalls did nothing to help sentiment in the drug sector. Whatever the reason for the improved relative value, we increased our weighting significantly. Fortunately, several of these investments bore fruit quickly. A relatively new investment, Accredo Health, surged 64% in the half as the specialty-drug distribution company agreed to be acquired by Medco. Another big winner, ResMed, a manufacturer of products to relieve obstructive sleep apnea, moved ahead 29% on strong reported earnings driven by surging organic growth as consumers become more aware of this malady. ResMed has been growing above the industry’s 20% rate, aided by the launch of its “Mirage” soft nasal pillow. Sunrise Senior Living advanced on strong quarterly earnings and favorable investor reaction to the recent acquisition of The Fountains, a privately held senior living company. Finally, the outpatient surgery industry experienced solid growth, and our position in United Surgical Partners increased 25% as the company completed several attractive acquisitions and raised earnings guidance. Other big winners in the sector included Henry Schein and WellChoice, which rose 19% and 30%, respectively. In aggregate, our holdings rose 7.4% in an index sector that lost 1.5% over the half year. (Please refer to the portfolio of investments for a complete list of the fund’s holdings and the amount each represents in the portfolio.)

Our significant holdings in the energy sector rose almost 21%, led by strong performance from National Oilwell, which completed its merger with Varco. The company is seeing its backlog rise as energy firms look to order new drilling rigs. However, the newly combined firm sports a market cap greater than $8 billion—too high for our charter—and as a result we eliminated the holding. Rising energy prices also helped the exploration and production firm Forest Oil and energy services provider Grant Prideco surge about 32% each in the half year.

After several years of strong spending, U.S. consumers are now facing the twin headwinds of rising interest rates and surging energy prices. As a result, we are somewhat underweight the consumer discretionary segment. However, our retail and restaurant holdings helped the fund by driving our segment returns nearly 6% higher while the index’s holdings increased only 1.9%. Leading gainers here included Panera Bread, Jarden Corp., and AnnTaylor Stores. Panera increased almost 54% as the company reported strong same-store sales comparisons as it recovered from the recent low-carb diet fad. Jarden rose 24% as investors applauded two recent acquisitions, American Household Corp. and Holmes Group. Finally, AnnTaylor advanced over 12% as the firm appointed Kay Krill to head the company. Ms. Krill had previously led the firm’s highly successful Loft division through a period of strong growth.

Other big winners included wireless tower operator SpectraSite, which agreed to be acquired by American Tower, and telecom equipment firm Adtran, which rose about 30% on improved earnings guidance.

Of course, we also had our share of problem children. Notably, the portfolio lost ground in industrials, financials, and utilities. The industrial and business services sector was our largest detractor, led by our biggest loser, Trex, which fell over 50% as the building materials maker reported a disappointing second quarter. The spring selling period went slower than expected and was undoubtedly affected by poor weather. Thus, dealer inventories were left a bit full and the company also faced a margin squeeze as rising raw material prices and plant start-up expenses lowered returns. Armor Holdings, previously a big winner, fell almost 16% as investors worried that its large contracts to armor military vehicles for Iraq would not be renewed in 2006. As we write this letter, we don’t appear to be any closer to exiting the Middle East. The army also plans to eventually armor most of its tactical vehicles, about 230,000, and the company’s experience in armoring 550 Humvees a month positions it to work for years.

Other significant detractors included EGL Logistics, which dipped 32% after the firm reported disappointing earnings and failed to give future earnings guidance. Margins were off as the company faced surcharges from its carriers for rising fuel prices and ocean and airfreight volume began to drop. Resources Global Professionals declined more than 14% as investors worried that its windfall Sarbanes-Oxley consulting business would disappear after 2005’s compliance deadline passes. However, business appears to be okay and the naysayers may be too pessimistic. Also hurting us were A.O. Smith, which fell as cool weather caused air-conditioning component sales to suffer, and Tetra Tech, which restructured and planned to exit its troubled telecom consulting unit.

We were of the majority opinion in January that interest rates were sure to rise in 2005. Lo and behold, while the short-term yields rose as the Fed tightened, the long bond fooled the consensus, staging a rally that actually lowered yields. Thus our underweighting in the financials segment hurt us. An unfortunate earnings disappointment at Piper Jaffray also hurt the portfolio, as the firm missed first-quarter earnings on poor results in fixed-income trading. Piper, which dipped 37%, is restructuring the division, and we are comfortable with our allocation. Yield-oriented defensive investors drove up REIT returns by nearly 14% in the second quarter. By most traditional measures, the sector looks overbought and overvalued, and we intend to remain underweight. However, our caution cost us 20 basis points (0.20%) of performance in the first half of 2005.

SECTOR DIVERSIFICATION

	Percent of Net Assets
	12/31/04	6/30/05
Information Technology	21.2%	19.5%
Financials	15.8	16.4
Industrials & Business Services	15.1	14.0
Health Care	11.5	13.8
Consumer Discretionary	11.1	13.4
Energy	6.6	5.8
Materials	6.3	4.5
Consumer Staples	1.6	1.8
Utilities	0.6	1.3
Telecommunication Services	0.9	1.0
Trusts & Mutual Funds	0.6	0.6
Other and Reserves	8.7	7.9
Total	100.0%	100.0%

Historical weightings reflect current industry/sector classifications.

Our materials holdings declined nearly 13%. Buckeye fell about 39% as earnings fell short of expectations because of higher commodity costs in its specialty fiber business. Buckeye, which had been seeing a nice earnings recovery, now has investors nervous that its earnings may never return to historic levels. Steel Dynamics dipped 27% on worries that the recent steel pricing cycle was ending. After a huge run, steel prices collapsed in the second quarter, taking the stocks down with them. Finally, Mosaic, the fertilizer combination of IMC Global and Cargill’s diammonium phosphate (DAP) business, retreated 16% on fears of a poor outlook in DAP and an uncertain near-term outlook for crop pricing.

Other big losers included Altiris and Gateway in the technology sector. Altiris lowered earnings guidance for the second quarter and 2005, which led investors to exit the stock. Additionally, Hewlett-Packard, Altiris’ largest partner, has been re-evaluating its relationship, leading some investors to fear Altiris could be in danger of losing this important partner. Gateway fell 45% even though the company beat earnings guidance for three straight quarters and has regained profitability. We believe sentiment will change once cash flows turn solidly positive.

PORTFOLIO STRATEGY

As we said earlier, we remain underweighted in interest rate-sensitive stocks. We are, however, beginning to slowly increase our holdings in the thrift and mortgage area. The segment typically begins to act better about six months prior to the Fed ending its tight credit stance, and we could be nearer this today. One of our largest purchases was Harbor Florida Bancshares, a well-managed thrift serving east central Florida. The stock came under pressure from rising short-term rates, but we believe the company will be able to manage through a low yield-spread environment and that sentiment will improve toward thrifts and regional banks once rates stabilize.

The strong move in energy prices forced us to reduce holdings due either to rich valuations or because market caps have grown too large. We did add to our position in Bill Barrett, which holds intriguing potential to multiply its natural gas production over the next few years as it explores high-potential acreage in the Rocky Mountains. This is one of a handful of smaller exploration and production companies with experienced management and exploration upside. We took the opportunity to boost our stake opportunistically during drops in commodity prices.

Longtime shareholders will recognize Columbia Sportswear, a firm we first purchased years ago on its IPO. Columbia was a very successful investment for our portfolio, and we sold the position several years ago at a nice profit. Market events recently conspired to give us an opportunity to revisit the stock. Columbia had a steep sell-off after reporting first-quarter earnings. Management lowered sales and earnings guidance for the remainder of 2005 because of a weak fall backlog stemming from challenges in its outerwear business. We saw the sell-off as an overreaction and believe that while 2005 will be a tough year, the company will resume growth in 2006. With a solid balance sheet and the same good management team, we are willing to wait out the current weakness.

Two other interesting new purchases, Angelica and Ritchie Brothers Auctioneers, look to be evolving into unique business opportunities. Angelica provides linen rental services to hospitals and clinics. We believe the company’s potential earnings are far greater than those displayed currently and that new CEO Steve O’Hara will orchestrate a turnaround through better business practices, investment in automation, and sound acquisitions. One of our favorite catalysts for investment is an energized new management. O’Hara fills the bill, and we eagerly await his impact.

Ritchie Brothers has been attracting buyers and sellers of industrial and construction vehicles around the globe for over 40 years. It has built its reputation on unreserved auctions and honest selling practices. We believe the model can be leveraged around the world and the firm can grow earnings by 15% annually over a long period.

The great energy rally unfortunately moved many of our holdings squarely into the mid-cap space. We sold two long-term holdings, National Oilwell Varco, mentioned earlier, and Noble Energy. Following Noble’s merger with Patina Oil and Gas, its cap has approached $7 billion. Given that this stock has appreciated substantially, we chose to reduce our holdings. Finally, we eliminated our position in Atwood Oceanics. Atwood owns offshore drilling rigs that operate in deeper waters around the world. With the strong demand for its services, Atwood’s share price more than doubled to an all-time high. We felt it prudent to eliminate our position given the extreme cyclicality of the offshore drilling industry.

We also eliminated two previously mentioned materials positions after substantial appreciation, Mosaic and Steel Dynamics. We sold Steel Dynamics on weakening fundamentals, as surging Chinese steel supply rose faster than demand, depressing prices globally. Besides the uncertain outlook in agriculture, we deemed Mosaic shares fully priced on replacement value.

Finally, Black Box. Sometimes we just don’t get it right. Black Box had a unique niche serving IT departments with networking and telecom supplies in a direct marketing model that appears to have become commoditized over time. The firm initially tried to offset this decline by entering the on-premises service and construction business, which worked for a while, but revenues never seemed to recover. Now the firm is trying to recover by acquiring companies in related businesses—not a low-risk strategy. Our belief is that the company will continue to face competitive pressure in its core structured cabling business, and we think the firm is seeing emerging competition in its historically high-profit catalog business. While we were willing to hold the stock when the company was using its strong cash flow to repurchase shares, we are less enthusiastic about its return to an acquisition strategy. For that reason, we eliminated the shares.

OUTLOOK

Small-cap shares are off to an uncertain start in 2005. After a weak first quarter, the small-cap Russell 2000 Index rose 4.3% in the second quarter, outperforming the S&P 500’s 1.4% advance. This surge did not fully erase the first-quarter deficit, and consequently small-caps ended a bit behind large-caps through the first half of the year.

Has the long cycle of small-cap outperformance relative to large-caps run its course? It may certainly be described as long in the tooth. The current cycle, now over six years old, has surpassed the average period of small-cap leadership. Based on earnings, valuations are no longer as attractive, although on some measures—such as relative price-to-sales and price-to-cash flow—they are closer to the long-term averages for the sector. Fortunately, earnings for small-cap shares have picked up relative to large-cap, and if this is sustained, there may be one last leg of outperformance. If so, we could finally see the long-awaited return of strong performance by small-cap growth shares, notably absent so far. Small-cap value stocks have had a great run, though our Small-Cap Value Fund manager, Preston Athey, believes the best period of relative performance for the value segment is now past.

Small-caps are no longer offering relative bargain prices. While we could still see the strong late-cycle surge in small-cap growth, we believe investors may wish to trim their exposure to the asset class. Those with an overweight should certainly consider reducing exposure, and cautious investors might even wish to underweight small-caps.

We thank you once again for entrusting T. Rowe Price with your investment needs. We remain confident that our balanced mix of growth and value can serve us well over the course of the cycle.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Market capitalization: The total value of a company’s publicly traded shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

Grant Prideco	1.3%
ResMed	1.2
Sunrise Senior Living	1.1
Airgas	1.0
Forest Oil	1.0
Toro	1.0
Harsco	0.9
SpectraSite	0.9
WestAmerica	0.9
Ohio Casualty	0.9
Armor Holdings	0.9
Global Payments	0.9
Seacor Holdings	0.8
United Surgical Partners International	0.8
Matthews International	0.8
FMC Technologies	0.8
Henry Schein	0.8
Iron Mountain	0.8
Chittenden	0.8
Accredo Health	0.8
Jack Henry & Associates	0.8
Amegy Bancorp	0.8
Brunswick	0.8
AnnTaylor Stores	0.8
Scholastic	0.8
Total	22.4%

Note: Table excludes investments in the T. Rowe Price Prime Reserve Investment Fund.

PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/05

Largest Purchases	Largest Sales

Harbor Florida Bancshares *	National Oilwell Varco **
Warnaco Group *	Noble Energy
Baldor Electric *	Atwood Oceanics **
Unisource Energy *	Steel Dynamics **
Toro	Mosaic **
Bill Barrett	Tessera Technologies **
Columbia Sportswear *	Black Box **
Ritchie Bros Auctioneers *	Minerals Technologies
Cymer	Kronos
Waste Connections *	W. R. Berkley

* Position added
** Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since	Inception
Periods Ended 6/30/05	1 Year	5 Years	10 Years	Inception	Date
Small-Cap Stock Fund	9.70%	8.33%	12.84%	–	–
Russell 2000 Index	9.45	5.71	9.90	–	–
Lipper Small-Cap Core
Funds Index	9.67	7.25	11.42	–	–
Small-Cap Stock Fund–
Advisor Class	9.51	8.16	–	8.14%	3/31/00
Russell 2000 Index	9.45	5.71	–	4.66	–
Lipper Small-Cap Core
Funds Index	9.67	7.25	–	6.57	–

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SMALL-CAP STOCK FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Investor Class
Actual	$1,000.00	$989.90	$4.64
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,020.13	$4.71
Advisor Class
Actual	$1,000.00	$989.30	$5.72
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,019.04	$5.81

* Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.94%, the Advisor Class was 1.16%.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$31.82	$27.98	$21.50	$25.34	$23.87	$22.80

Investment activities
Net investment
income (loss)	(0.04)	(0.05)	(0.02)	0.01	0.10	0.15
Net realized and
unrealized gain (loss)	(0.28)	5.28	6.96	(3.61)	1.52	3.52

Total from
investment activities	(0.32)	5.23	6.94	(3.60)	1.62	3.67

Distributions
Net investment income	–	–	–	(0.01)	(0.10)	(0.14)
Net realized gain	–	(1.39)	(0.46)	(0.23)	(0.05)	(2.46)

Total distributions	–	(1.39)	(0.46)	(0.24)	(0.15)	(2.60)

NET ASSET VALUE
End of period	$31.50	$31.82	$27.98	$21.50	$25.34	$23.87

Ratios/Supplemental Data
Total return^	(1.01)%	18.77%	32.35%	(14.21)%	6.81%	16.49%
Ratio of total expenses to
average net assets	0.94%†	0.94%	0.96%	0.96%	0.98%	0.94%
Ratio of net investment
income (loss) to average
net assets	(0.28)%†	(0.17)%	(0.10)%	0.04%	0.45%	0.63%
Portfolio turnover rate	21.8%†	18.3%	16.3%	15.3%	16.5%	32.8%
Net assets, end of period
(in millions)	$6,393	$6,364	$4,864	$3,298	$3,158	$2,255

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

Advisor Class
	6 Months	Year				3/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$31.68	$27.88	$21.44	$25.32	$23.89	$24.93

Investment activities
Net investment
income (loss)	(0.08)	(0.10)	(0.05)	(0.02)	0.04	0.07
Net realized and
unrealized gain (loss)	(0.26)	5.23	6.91	(3.63)	1.53	1.53

Total from
investment activities	(0.34)	5.13	6.86	(3.65)	1.57	1.60

Distributions
Net investment income	–	–	–	–	(0.09)	(0.18)
Net realized gain	–	(1.33)	(0.42)	(0.23)	(0.05)	(2.46)

Total distributions	–	(1.33)	(0.42)	(0.23)	(0.14)	(2.64)

NET ASSET VALUE
End of period	$31.34	$31.68	$27.88	$21.44	$25.32	$23.89

Ratios/Supplemental Data
Total return^	(1.07)%	18.48%	32.06%	(14.41)%	6.60%	6.79%
Ratio of total expenses to
average net assets	1.16%†	1.18%	1.19%	1.19%	1.16%	0.82%†
Ratio of net investment
income (loss) to average
net assets	(0.50)%†	(0.41)%	(0.33)%	(0.13)%	0.26%	0.85%†
Portfolio turnover rate	21.8%†	18.3%	16.3%	15.3%	16.5%	32.8%
Net assets, end of period
(in thousands)	$467,815	$456,049	$319,096	$141,005	$38,632	$7,479

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares/$ Par	Value
(Cost and value in $ 000s)

COMMON STOCKS 92.1%

CONSUMER DISCRETIONARY 13.4%
Auto Components 0.6%
Keystone Automotive *	640,300	15,834
Strattec Security *†	190,600	10,380
TRW *	710,600	17,417
		43,631
Automobiles 0.0%
Winnebago	85,200	2,790
		2,790
Diversified Consumer Services 1.1%
Corinthian Colleges *	800,000	10,216
Education Management *	363,600	12,264
Matthews International, Class A	1,444,600	56,282
		78,762
Hotels, Restaurants & Leisure 3.4%
Applebee's	707,512	18,742
BJ's Restaurants *	756,300	15,383
CEC Entertainment *	464,000	19,530
Great Wolf Resorts *	334,000	6,827
Panera Bread, Class A *	550,000	34,147
PF Chang's China Bistro *	420,000	24,771
Red Robin Gourmet Burgers *	277,500	17,199
Ruby Tuesday	400,800	10,381
Sonic *	1,317,750	40,231
Texas Roadhouse, Class A *	85,000	2,954
The Cheesecake Factory *	1,296,000	45,010
		235,175
Household Durables 0.7%
Jarden *	870,000	46,910
		46,910
Internet & Catalog Retail 0.5%
J. Jill Group *†	1,298,100	17,849
priceline.com *	570,000	13,298
		31,147
Leisure Equipment & Products 1.6%
Brunswick	1,220,200	52,859
MarineMax *	672,000	21,000
Polaris Industries	160,000	8,640
SCP Pool	775,537	27,214
		109,713
Media 1.4%
Emmis Communications *	644,300	11,385
Entercom Communications *	458,500	15,264
Getty Images *	186,000	13,812
Scholastic *	1,353,800	52,189
Young Broadcasting *	430,700	1,787
		94,437
Multiline Retail 0.2%
Big Lots *	795,000	10,526
		10,526
Specialty Retail 2.9%
AC Moore Arts & Crafts *	313,800	9,919
AnnTaylor Stores *	2,162,500	52,506
Christopher & Banks	923,950	16,871
DSW, Class A *	97,000	2,420
Gymboree *	1,320,000	18,031
Hot Topic *	1,375,000	26,290
Linens 'n Things *	673,900	15,945
Monro Muffler Brake *†	825,000	24,346
Select Comfort *	725,000	15,537
The Finish Line, Class A	450,000	8,514
Zumiez *	243,300	7,092
		197,471
Textiles, Apparel, & Luxury Goods 1.0%
Columbia Sportswear *	547,000	27,016
Culp *	209,900	924
Warnaco Group *	1,700,000	39,525
		67,465
Total Consumer Discretionary		918,027

CONSUMER STAPLES 1.8%
Food & Staples Retailing 1.4%
Casey's General Stores	2,448,000	48,519
Performance Food Group *	1,271,700	38,418
Wild Oats Markets *	881,900	10,098
		97,035
Food Products 0.2%
ADM Cranberry *‡	164	54
American Italian Pasta, Class A	374,000	7,861
Makepeace	164	1,017
Seneca Foods, Class A *	187,600	3,039
Seneca Foods, Class B *	72,000	1,170
		13,141
Personal Products 0.2%
Chattem *	243,000	10,060
		10,060
Total Consumer Staples		120,236

ENERGY 5.8%
Energy Equipment & Services 4.1%
FMC Technologies *	1,749,900	55,944
Grant Prideco *	3,274,350	86,607
Hanover Compressor *	1,625,000	18,704
Hydril *	373,300	20,289
Key Energy Services *	750,600	9,082
Lone Star Technologies *	405,700	18,459
Seacor Holdings *	899,500	57,838
W-H Energy Services *	473,900	11,814
		278,737
Oil, Gas & Consumable Fuels 1.7%
Bill Barrett *	1,213,000	35,881
Forest Oil *	1,575,100	66,154
Noble Energy	249,400	18,867
		120,902
Total Energy		399,639

FINANCIALS 16.4%
Capital Markets 1.6%
Affiliated Managers Group *	550,000	37,582
Investors Financial Services	751,000	28,403
National Financial Partners	338,000	13,229
Piper Jaffray *†	992,500	30,202
		109,416
Commercial Banks 5.7%
Amegy Bancorp	2,397,000	53,645
Boston Private Financial	575,400	14,500
Cascade Bancorp	693,900	14,600
Chittenden	2,010,187	54,677
Citizens Banking	1,647,500	49,787
Glacier Bancorp	1,138,420	29,747
Pinnacle Financial Partners *	180,700	4,337
Provident Bankshares	952,078	30,381
Sandy Spring Bancorp	670,000	23,470
Signature Bank *	123,800	3,021
Texas Capital Bancshares *	820,100	16,189
Valley National Bancorp	1,519,344	35,522
WestAmerica	1,190,000	62,844
		392,720
Insurance 5.1%
Aspen Insurance Holdings	1,310,000	36,104
Assured Guaranty	1,910,000	44,617
Bristol West Holdings	1,046,000	19,142
Brown & Brown	100,000	4,494
Harleysville Group	116,200	2,427
Horace Mann Educators	1,729,100	32,542
Infinity Property & Casualty	998,900	34,842
Markel *	111,500	37,798
Ohio Casualty	2,495,700	60,346
PartnerRe	596,700	38,439
Selective Insurance	614,000	30,424
W. R. Berkley	300,000	10,704
		351,879
Real Estate 2.9%
Arden Realty, REIT	739,200	26,596
EastGroup Properties, REIT	887,600	37,377
Equity Lifestyle Properties, REIT	315,000	12,524
Essex Property Trust, REIT	100,000	8,306
Gables Residential Trust, REIT	792,600	34,264
LaSalle Hotel Properties, REIT	495,400	16,254
Parkway Properties, REIT	399,700	19,989
Reckson Associates Realty, REIT	265,900	8,921
Washington SBI, REIT	971,300	30,305
		194,536
Thrifts & Mortgage Finance 1.1%
First Niagra Financial	1,100,000	16,038
Harbor Florida Bancshares †	1,211,700	45,366
Triad Guaranty *	290,000	14,613
		76,017
Total Financials		1,124,568

HEALTH CARE 13.8%
Biotechnology 3.0%
Abgenix *	96,000	824
Alexion Pharmaceutical *	375,000	8,640
Alkermes *	938,700	12,410
Amylin Pharmaceuticals *	640,000	13,395
Anadys Pharmaceuticals *	440,000	4,030
Cephalon *	353,517	14,074
Cubist Pharmaceuticals *	947,200	12,475
CV Therapeutics *	104,300	2,338
Cytogen *	260,000	1,360
Cytokinetics *	300,000	2,085
deCode genetics *	596,703	5,603
Exelixis *	845,000	6,278
InterMune *	1,050,000	13,692
Martek Biosciences *	620,800	23,559
Memory Pharmaceuticals *	366,000	677
Myriad Genetics *	1,000,000	15,650
Neurocrine Biosciences *	437,500	18,401
NPS Pharmaceuticals *	322,400	3,659
ONYX Pharmaceuticals *	300,000	7,164
Rigel Pharmaceuticals *	550,000	10,956
Trimeris *	500,000	4,990
Vertex Pharmaceuticals *	1,500,000	25,260
		207,520
Health Care Equipment & Supplies 4.5%
Advanced Neuromodulation Systems *†	1,195,000	47,418
Analogic	434,500	21,864
DJ Orthopedics *	773,000	21,203
Edwards Lifesciences *	589,900	25,377
Greatbatch *	487,300	11,646
Integra LifeSciences *	1,251,000	36,529
NuVasive *	550,000	9,141
ResMed *	1,235,000	81,498
Steris	1,000,100	25,773
Thoratec *	725,000	11,122
Wright Medical Group *	550,000	14,685
		306,256
Health Care Providers & Services 5.3%
Accredo Health *	1,200,000	54,480
Henry Schein *	1,334,400	55,404
LabOne *	350,000	13,934
LCA-Vision	300,000	14,538
Lifeline Systems *†	696,420	22,369
LifePoint Hospitals *	125,000	6,315
Odyssey Healthcare *	950,000	13,699
Sunrise Senior Living *†	1,369,100	73,904
Symbion *	899,000	21,441
United Surgical Partners International *	1,085,000	56,507
VistaCare, Class A *	220,000	4,063
WellChoice *	425,000	29,525
		366,179
Pharmaceuticals 1.0%
Atherogenics *	950,000	15,181
Eon Labs *	400,000	12,256
Inspire Pharmaceuticals *	1,220,000	10,272
Medicines Company *	350,000	8,186
Nektar Therapeutics *	175,100	2,949
Noven Pharmaceuticals *	986,300	17,241
Theravance *	129,800	2,207
		68,292
Total Health Care		948,247

INDUSTRIALS & BUSINESS SERVICES 14.0%
Aerospace & Defense 1.1%
Armor Holdings *	1,502,300	59,506
Mercury Computer Systems *	483,300	13,228
		72,734
Air Freight & Logistics 1.0%
EGL *	1,222,300	24,837
Pacer International *	495,000	10,786
Ryder System	280,000	10,248
UTi Worldwide	367,600	25,592
		71,463
Airlines 0.1%
Frontier Airlines *	710,000	7,334
Midwest Express Holdings *	555,600	1,328
		8,662
Building Products 0.3%
Quixote	234,782	4,604
Trex *	540,800	13,899
		18,503
Commercial Services & Supplies 4.7%
Angelica †	700,000	17,157
Central Parking	412,700	5,675
Consolidated Graphics *†	1,001,900	40,847
First Advantage, Class A *	161,400	3,762
G & K Services, Class A	962,700	36,323
Herman Miller	1,640,700	50,599
Intersections *	200,000	2,338
Kforce *	1,311,200	11,093
LECG *	956,100	20,327
Resources Global Professionals *	1,520,000	35,310
Ritchie Bros Auctioneers	729,500	28,122
Synagro Technologies *	2,300,000	11,109
Tetra Tech *	1,514,262	20,488
Waste Connections *	650,000	24,238
West Corporation *	371,908	14,281
		321,669
Construction & Engineering 0.2%
Insituform Technologies *	698,100	11,191
		11,191
Electrical Equipment 1.4%
A.O. Smith	1,745,700	46,628
Artesyn Technologies *	1,200,000	10,440
Baldor Electric	1,375,000	33,440
Woodward Governor	89,700	7,537
		98,045
Machinery 4.1%
3-D Systems *	185,000	4,451
Accuride *	668,200	7,103
Actuant, Class A *	918,260	44,021
Cascade	580,000	25,085
Graco	1,020,000	34,752
Harsco	1,159,600	63,256
IDEX	406,950	15,712
Lindsay Manufacturing †	1,062,200	25,047
Toro	1,690,000	65,251
		284,678
Road & Rail 0.8%
Genesee & Wyoming, Class A *	200,000	5,442
Heartland Express	800,086	15,545
Knight Transportation	1,357,200	33,021
		54,008
Trading Companies & Distributors 0.3%
Electro Rent *	564,300	8,205
Interline Brands *	625,000	12,375
		20,580
Total Industrials & Business Services		961,533

INFORMATION TECHNOLOGY 19.5%
Communications Equipment 1.4%
ADTRAN	1,800,000	44,622
Belden CDT	1,245,000	26,394
F5 Networks *	220,000	10,392
Packeteer *	477,500	6,733
Riverstone Networks *	1,750,000	1,094
Tekelec *	416,700	7,000
		96,235
Computers & Peripherals 0.8%
Emulex *	1,050,000	19,173
Gateway *	7,200,000	23,760
Synaptics *	544,000	11,620
		54,553
Electronic Equipment & Instruments 2.5%
Applied Films *	78,800	2,017
Cogent *	312,000	8,908
DTS *	575,000	10,252
Global Imaging Systems *	861,400	27,444
KEMET *	1,845,000	11,623
Littelfuse *	838,801	23,361
Methode Electronics	1,254,700	14,893
National Instruments	600,000	12,720
Newport *	789,600	10,944
Orbotech *	575,000	12,357
Plexus *	1,898,600	27,017
Woodhead Industries †	959,800	12,103
		173,639
Internet Software & Services 0.7%
Digital Insight *	1,095,000	26,192
Digital River *	331,400	10,522
MatrixOne *	1,603,700	8,019
		44,733
IT Services 3.7%
BISYS Group *	1,094,000	16,344
CACI International, Class A *	720,800	45,526
Global Payments	868,000	58,850
Iron Mountain *	1,772,737	54,990
Maximus	1,058,300	37,348
MPS Group *	2,646,800	24,933
RightNow Technologies *	1,284,000	15,434
		253,425
Semiconductor & Semiconductor Equipment 4.6%
AMIS Holdings *	700,000	9,338
Atheros Communications *	364,000	2,934
ATMI *	828,500	24,035
Brooks-Pri Automation *	1,145,000	17,003
Cabot Microelectronics *	544,000	15,771
Credence Systems *	1,450,000	13,123
Cymer *	1,350,000	35,572
Cypress Semiconductor *	600,000	7,554
Entegris *	1,441,200	14,268
Exar *	1,163,000	17,317
FEI *	675,000	15,397
Lattice Semiconductor *	2,268,800	10,073
Microsemi *	215,000	4,042
MKS Instruments *	1,556,200	26,284
Mykrolis *	1,554,800	22,094
PDF Solutions *	1,073,800	14,088
Power Integrations *	795,000	17,148
Semtech *	1,764,000	29,371
Silicon Laboratories *	700,000	18,347
Virage Logic *	400,000	4,120
		317,879
Software 5.8%
Altiris *	980,000	14,386
Blackbaud	126,400	1,706
Catapult Communications *	468,600	7,994
CCC Information Services *	775,000	18,561
FactSet Research Systems	1,284,300	46,029
FileNet *	1,546,400	38,877
Hyperion Solutions *	500,000	20,120
Internet Security Systems *	901,400	18,289
Jack Henry & Associates	2,970,100	54,383
Kronos *	950,000	38,371
Mercury Interactive *	279,300	10,714
Motive *	851,000	8,451
NetIQ *	1,371,400	15,565
Open Solutions *	400,000	8,124
Progress Software *	900,000	27,135
Quest Software *	1,515,500	20,656
Red Hat *	856,700	11,223
RSA Security *	1,377,200	15,810
SPSS *	536,400	10,304
Verity *	1,250,000	10,963
		397,661
Total Information Technology		1,338,125

MATERIALS 4.5%
Chemicals 3.3%
Airgas	2,875,000	70,926
Arch Chemicals †	1,198,100	29,905
Ferro	1,785,000	35,450
MacDermid	725,000	22,591
Material Sciences *	691,100	10,062
Minerals Technologies	650,400	40,065
Symyx Technologies *	575,000	16,089
		225,088
Containers & Packaging 0.2%
Chesapeake Corp.	710,000	14,867
Smurfit-Stone Container *	191,100	1,944
		16,811
Metals & Mining 0.8%
Adrian Steel †	13,000	4,563
Coal Creek	9,295	2,417
Gibraltar Industries	559,800	10,379
Lihir Gold (AUD) *	7,971,900	7,407
Meridian Gold *	1,700,000	30,600
		55,366
Paper & Forest Products 0.2%
Buckeye Technologies *	1,780,100	14,187
		14,187
Total Materials		311,452

TELECOMMUNICATION SERVICES 1.0%
Wireless Telecommunication Services 1.0%
SBA Communications *	400,000	5,400
SpectraSite *	846,000	62,968
Total Telecommunication Services		68,368

TRUSTS & MUTUAL FUNDS 0.6%
Trusts & Mutual Funds 0.6%
Ishares Russell 2000	600,000	38,220
Total Trusts & Mutual Funds		38,220

UTILITIES 1.3%
Electric Utilities 1.0%
Cleco	817,200	17,627
El Paso Electric *	526,200	10,761
Unisource Energy	1,200,000	36,900
		65,288
Gas Utilities 0.1%
Southwest Gas	401,400	10,239
		10,239
Independent Power Producers & Energy Traders 0.2%
Black Hills	400,000	14,740
		14,740
Total Utilities		90,267
Total Common Stocks (Cost $4,860,032)		6,318,682

SHORT-TERM INVESTMENTS 8.0%

Money Market Fund 7.9%
T. Rowe Price Reserve Investment Fund, 3.14% #†	539,082,230	539,082
		539,082
U.S. Treasury Obligations 0.1%
U.S. Treasury Bills, 2.602%, 7/7/05 ++	7,500,000	7,497
		7,497
Total Short-Term Investments (Cost $546,579)		546,579

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (2)		(266)
Total Futures Contracts		(266)

Total Investments in Securities
100.1% of Net Assets (Cost $5,406,611)		$6,864,995

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
++	All or a portion of this security is pledged to
cover margin requirements on futures con-
tracts at June 30, 2005.
AUD	Australian dollar
REIT	Real Estate Investment Trust

(2) Open Futures Contracts at June 30, 2005 were as follows:
($ 000s)

		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Long, 463 Russell 2000 contracts,
$6,590 par of 2.602% U.S. Treasury Bills
pledged as initial margin	9/05	$148,878	$3,417
Net payments (receipts) of variation
margin to date			(3,683)
Variation margin receivable (payable)
on open futures contracts			$(266)

†Affiliated Companies
($ 000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

	Purchase	Sales	Investment	Value
Affiliate	Cost	Cost	Income	6/30/05	12/31/04
Adrian Steel	$-	$-	$26	$4,563	$5,291
Advanced
Neuromodulation
Systems	18,878	-	-	47,418	*
Angelica	20,446	-	129	17,157	-
Arch Chemicals	-	-	479	29,905	34,481
Armor Holdings	-	-	-	**	70,638
Beldin CDT	-	-	-	**	44,428
Consolidated Graphics	-	-	-	40,847	45,987
Harbor Florida
Bancshares	42,503	-	100	45,366	-
Horace Mann Educators	-	-	-	**	32,991
Ionics	-	23,819	-	-	49,841
J. Jill Group	5,809	-	-	17,849	*
Kronos	-	-	-	**	67,747
Lifeline Systems	783	-	-	22,369	17,187
Lindsay Manufacturing	-	-	117	25,047	27,490
Monro Muffler Brake	-	-	-	24,346	20,872
Piper Jaffray	-	-	-	30,202	47,590
Parkway Properties,
REIT	-	-	-	**	20,285
Resource Connection	-	-	-	**	58,845
Strattec Security	-	-	-	10,380	11,935
Sunrise Senior Living	-	-	-	73,904	63,471
Woodhead Industries	-	10	192	12,103	15,394
T. Rowe Price Reserve
Investment Fund,
3.14%	¤	¤	8,346	539,082	595,923
Totals			$9,389	$940,538	$1,230,396

*	The issuer was not considered an affiliated company at December 31, 2004.
**	The issuer was not considered an affiliated company at June 30, 2005.
¤	Purchase and sale information not shown for cash management funds.

‡Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities
(excluding 144A issues) at period-end amounts to $54 and represents 0.0% of net assets.

	Acquisition	Acquisition
Description	Date	Cost
ADM Cranberry	6/30/00	$0
Totals		$0

The fund has registration rights for certain restricted securities held as of June 30, 2005. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $872,170)	$940,538
Non-affiliated companies (cost $4,534,441)	5,924,457

Total investments in securities	6,864,995
Dividends and interest receivable	2,988
Receivable for investment securities sold	15,339
Receivable for shares sold	17,064
Other assets	13

Total assets	6,900,399

Liabilities
Investment management fees payable	4,253
Payable for investment securities purchased	18,273
Payable for shares redeemed	15,372
Due to affiliates	654
Other liabilities	688

Total liabilities	39,240

NET ASSETS	$6,861,159

Net Assets Consist of:
Undistributed net investment income (loss)	$(9,616)
Undistributed net realized gain (loss)	236,853
Net unrealized gain (loss)	1,462,067
Paid-in-capital applicable to 217,860,012 shares of
$0.50 par value capital stock outstanding;
300,000,000 shares authorized	5,171,855

NET ASSETS	$6,861,159

NET ASSET VALUE PER SHARE
Investor Class
($6,393,344,250/202,931,695 shares outstanding)	$31.50

Advisor Class
($467,814,598/14,928,317 shares outstanding)	$31.34

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$21,796
Interest	85

Total income	21,881

Expenses
Investment management	25,209
Shareholder servicing
Investor Class	4,889
Advisor Class	276
Rule 12b-1 fees	563
Prospectus and shareholder reports
Investor Class	209
Advisor Class	37
Custody and accounting	158
Registration	113
Proxy and annual meeting	20
Legal and audit	13
Directors	9
Miscellaneous	6

Total expenses	31,502
Expenses paid indirectly	(5)

Net expenses	31,497

Net investment income (loss)	(9,616)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Affiliated securities	26,695
Non-affiliated securities	164,896
Futures	(2,199)

Net realized gain (loss)	189,392

Change in net unrealized gain (loss)
Securities	(246,582)
Futures	338

Change in net unrealized gain (loss)	(246,244)

Net realized and unrealized gain (loss)	(56,852)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(66,468)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(9,616)	$(10,575)
Net realized gain (loss)	189,392	273,211
Change in net unrealized gain (loss)	(246,244)	777,025

Increase (decrease) in net assets from operations	(66,468)	1,039,661

Distributions to shareholders
Net realized gain
Investor Class	–	(265,484)
Advisor Class	–	(18,285)

Decrease in net assets from distributions	–	(283,769)

Capital share transactions *
Shares sold
Investor Class	699,812	1,603,004
Advisor Class	72,907	168,970
Distributions reinvested
Investor Class	–	256,566
Advisor Class	–	17,609
Shares redeemed
Investor Class	(609,104)	(1,065,975)
Advisor Class	(56,319)	(98,977)

Increase (decrease) in net assets from
capital share transactions	107,296	881,197

Net Assets
Increase (decrease) during period	40,828	1,637,089
Beginning of period	6,820,331	5,183,242

End of period	$6,861,159	$6,820,331

(Including undistributed net investment income (loss) of
$(9,616) at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold
Investor Class	22,785	54,340
Advisor Class	2,385	5,789
Distributions reinvested
Investor Class	–	8,192
Advisor Class	–	565
Shares redeemed
Investor Class	(19,863)	(36,353)
Advisor Class	(1,854)	(3,404)

Increase (decrease) in shares outstanding	3,453	29,129

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and Small-Cap Stock Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $181,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended June 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $815,640,000 and $664,279,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $5,406,611,000. Net unrealized gain aggregated $1,462,067,000 at period-end, of which $1,760,956,000 related to appreciated investments and $298,889,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31% .

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2008. Pursuant to this agreement, at June 30, 2005, there were no amounts subject to repayment. For the six months ended June 30, 2005, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $36,000 for Price Associates, $837,000 for T. Rowe Price Services, Inc., and $1,794,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2005, the fund was charged $98,000 for shareholder servicing costs related to the college savings plans, of which $72,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 1.4% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2005, the fund was allocated $535,000 of Retirement Funds’ expenses, of which $411,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 6.2% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 123,299 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio (for both classes) was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005